As filed with the Securities and Exchange Commission on March 29, 1999

                                                                File No. 2-77092
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                              -------------------------

                                      FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /X/

               PRE-EFFECTIVE AMENDMENT NO.                            / /

               POST-EFFECTIVE AMENDMENT NO. 19                        /X/

                                        AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /X/

               AMENDMENT NO. 19

                           GENERAL SECURITIES, INCORPORATED
                  (Exact Name of Registrant as Specified in Charter)

                    5100 EDEN AVENUE, SUITE 204, EDINA, MN  55435
               (Address of Principal Executive Offices)     (Zip Code)

         Registrant's Telephone Number, including Area Code:  (612) 927-6799

                                                       Copy to:
              CRAIG H. ROBINSON                     JOHN R. HOUSTON
      GENERAL SECURITIES, INCORPORATED        LINDQUIST & VENNUM P.L.L.P.
        5100 EDEN AVENUE, SUITE 204                 4200 IDS CENTER
           EDINA, MINNESOTA 55435             MINNEAPOLIS, MINNESOTA 55402
   (Name and Address of Agent for Service)

                              -------------------------

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: It is proposed that the filing will become effective (check appropriate box):

     / /  immediately upon filing pursuant to paragraph (b)

     /X/  on (March 31, 1999) pursuant to paragraph (b)

     / /  60 days after filing pursuant to paragraph (a)(1)

     / /  on (date) pursuant to paragraph (a)(1)

     / /  75 days after filing pursuant to paragraph (a)(2)

     / /  on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

          / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                              -------------------------

                           GENERAL SECURITIES, INCORPORATED

                         REGISTRATION STATEMENT ON FORM N-1A

                                CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER

                                                                 PROSPECTUS
PART A     PROSPECTUS CAPTION                                   PAGE NUMBER
--------------------------------------------------------------------------------
1.         Cover Page. . . . . . . . . . . . . . . . . . . . . . .    1
2.         Risk/Return Summary:
           Investments, Risks and Performance. . . . . . . . . . .    3
3.         Risk/Return Summary:Fee Table . . . . . . . . . . . . .    5
4.         Investment Objectives, Strategies and Risks . . . . . .    6
5.         *
6.         Fund Management, Organization
            and Capital Structure. . . . . . . . . . . . . . . . .    8
7.         Shareholder Information . . . . . . . . . . . . . . . .   10
8.         Distribution Arrangements . . . . . . . . . . . . . . .   15
9.         Financial Highlights Information. . . . . . . . . . . .   16

           STATEMENT OF ADDITIONAL                       STATEMENT OF ADDITIONAL
PART B      INFORMATION CAPTION                          INFORMATION PAGE NUMBER
--------------------------------------------------------------------------------
10.        Cover Page and Table of Contents. . . . . . . . . . . .    1
11.        Fund History. . . . . . . . . . . . . . . . . . . . . .    2
12.        Description of the Fund and its Investment Risks. . . .    2
13.        Management of the Fund. . . . . . . . . . . . . . . . .    4
14.        Control Persons and Principal Holders of Securities . .    7
15.        Investment Advisory and Other Services. . . . . . . . .    7
16.        Brokerage Allocation and Other Practices. . . . . . . .   10
17.        Capital Stock and Other Securities. . . . . . . . . . .   11
18.        Purchase, Redemption and Pricing of Shares. . . . . . .   11
19.        Taxation of the Fund. . . . . . . . . . . . . . . . . .   16
20.        Underwriters. . . . . . . . . . . . . . . . . . . . . .    9
21.        Calculation of Performance Data . . . . . . . . . . . .   17
22.        Financial Statements. . . . . . . . . . . . . . . . . .   18

--------------
*Not Applicable.
PART C
Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                        GENERAL SECURITIES INCORPORATED
              5100 Eden Avenue, Suite 204, Edina, Minnesota 55436
                            Telephone (800) 577-9217

--------------------------------------------------------------------------------


     LOGO           General Securities, Incorporated (the "Fund") is a
   FOCUS ON     diversified open- end management investment company which seeks
     ----       possible long-term capital appreciation for its shareholders.
     TQM        The Fund invests primarily, but not exclusively, in selected
     ----       common stocks of companies that have implemented Total Quality
TOTAL QUALITY   Management principles. The Fund's Investment Advisor is Robinson
  MANAGEMENT    Capital Management, Inc. The Fund was incorporated in Minnesota
  COMPANIES     in 1951, and has been in operation as a mutual fund since then.

                                    ------------------------

                THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         THE DATE OF THIS PROSPECTUS IS MARCH 31, 1999.

PROSPECTUS
--------------------------------------------------------------------------------

CONTENTS

Risk/Return Summary.......................................................     3
Investment Objectives, Strategies and Risks...............................     6
Fund Management...........................................................     8
Purchase of Shares........................................................    10
Dividend and Distribution Policies........................................    14
Distribution Arrangements.................................................    15
Financial Highlights......................................................    16
General Information.......................................................    17

--------------------------------------------------------------------------------

                                  FUND SUMMARY

RISK/RETURN SUMMARY: INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENTS


    The Fund's investment objective is to seek long-term capital appreciation. Consistent with that objective, the Investment Advisor seeks to select common stocks of companies that the Investment Advisor determines are implementing a "Total Quality Management" (TQM) operating philosophy. TQM is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. The Investment Advisor also uses fundamental and quantitative analysis techniques to evaluate TQM companies and identify those that the Investment Advisor believes are undervalued in the marketplace. These are typically known as "value" stocks. The Investment Advisor attempts to diversify investments (subject to certain restrictions set forth herein) as a matter of course as to individual companies and as to industries most likely to achieve these objectives.


PRINCIPAL INVESTMENT RISKS

    There is no assurance that the investment objectives of the Fund will be achieved or that a focus on investments in companies implementing TQM principles will provide a greater return than investments in other companies. Loss of money is a risk of investing in the Fund. The Fund's principal investment risks include:

    STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

    COMPANY SPECIFIC RISKS. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

    TQM STRATEGY RISK. A non-traditional screening process that limits investments to generally those companies the Fund's Investment Advisor believes are "TQM" oriented may not correctly identify "TQM" companies. Furthermore, investments in such companies may provide no better and possibly lower returns than other companies.

    "VALUE" INVESTING STRATEGY RISK. "Value" stocks can perform differently than the market as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time.

FUND PERFORMANCE

    The following bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year over a 10-year period, and by showing how the Fund's average annual returns for one, five and ten years compare to those of three broad-based securities market indices. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

          BAR CHART OF TOTAL ANNUAL RETURNS FOR LAST 10 CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

89            20.40%
90            -0.21%
91            35.74%
92             6.05%
93             6.17%
94             5.41%
95            27.90%
96            20.40%
97            13.37%
98             5.63%

    During the 10-year period shown in the bar chart, the highest return for a quarter was 19.24% (quarter ending March 31, 1991) and the lowest return for a quarter was -12.20% (quarter ending September 30, 1991).

AVERAGE ANNUAL RETURNS


AVERAGE ANNUAL TOTAL RETURNS                        PAST ONE     PAST FIVE    PAST TEN
(FOR THE PERIODS ENDING DECEMBER 31, 1998)            YEAR         YEARS        YEARS
-------------------------------------------------  -----------  -----------  -----------
General Securities, Incorporated.................        5.63%       14.22%       13.57%
S&P 500*.........................................       28.58%       23.05%       19.20%
Russell 3000 Value Index**.......................       13.50%       20.12%       17.08%


   * The S&P 500 is the Standard & Poor's Composite Index of 500 stocks, a widely-recognized unmanaged index of common stock prices of large capitalization U.S. companies.

  ** The Russell 3000 Value Index measures the performance of those companies within the Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. It is widely recognized as a performance benchmark for funds with a "value" investment objective.

RISK/RETURN SUMMARY: FEE TABLE

    The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases
 (as a percentage of offering price)......................................  None
Maximum Deferred Sales Charge (Load)......................................  None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
 and Other Distributions..................................................  None
Redemption Fees...........................................................  None(1)

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets, expressed as a percentage of average net assets)


Management and Administrative Fees..........................................      1.00%
Distribution or Service Fees (12b-1 fees)...................................       None
Other Expenses..............................................................       .47%
                                                                              ---------
Total Annual Fund Operating Expenses........................................      1.47%


------------------------
(1) The Fund charges $20 for wire transfer of redemption proceeds.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

  1 YEAR    3 YEARS   5 YEARS   10 YEARS
  -------   -------   -------   --------
  $  150    $  465    $  803    $ 1,757

    The table is intended to assist in assessing the various costs and expenses which an investor will bear, directly or indirectly, with respect to an investment in the Fund. For a complete description of these expenses, you should review "FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE" and "SHAREHOLDER INFORMATION" in this Prospectus and the Statement of Additional Information available from the Fund. The expenses or the annual rate of return should not be considered a representation of past or future expenses or the annual rate of return. Actual future expenses or the annual rate of return may be greater or lesser than those shown.

                  INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

INVESTMENT OBJECTIVES AND STRATEGIES


    The Fund's investment objective is to seek long-term capital appreciation. The Fund invests a majority of its Fund's assets in common stocks of companies that the Fund's Investment Advisor believes have implemented a TQM philosophy. The Investment Advisor also uses fundamental and quantitative analysis techniques to identify TQM companies that the Investment Advisor believes are undervalued in the marketplace. There can be no assurance that the objective of the Fund will be realized.


    When determining whether a company being considered as an investment candidate has implemented TQM principles, the Investment Advisor evaluates published reports by the company as well as reports from various organizations that the Investment Advisor believes are knowledgeable in the principles and practices of TQM. Reports may include announcements of companies that have won TQM-oriented awards, or other information that otherwise identifies a company as following TQM principles. As a result of this evaluation, the Investment Advisor develops a judgment, principally subjective, as to the level of commitment a company has to TQM principles and practices, and the extent of a company's deployment of those principles and practices.

    The Investment Advisor also seeks to identify TQM companies that the Investment Advisor believes are undervalued in the marketplace in relation to factors such as the issuing company's assets, earnings or growth potential. The Investment Advisor uses fundamental and quantitative analysis to identify companies that generally have one or more of the following characteristics: (1) valuable fixed assets; (2) valuable consumer or commercial franchises; (3) selling at low market valuations of assets relative to the securities market in general, or that may be currently earning a very low return on assets but which have the potential to earn higher returns if conditions in their industry improve; (4) undervalued in relation to their potential for growth in earnings, dividends or book value; or (5) have recently changed management or control and have the potential for a "turnaround" in earnings.

    Once an investment is made by the Fund, the Investment Advisor continually monitors, reviews and evaluates the company's performance. If a portfolio company is determined to have dropped its TQM focus, or otherwise to have ceased to meet performance expectations, the policy of the Investment Advisor is to sell the Fund's shares in that company.


    From time to time, the Investment Advisor may determine that market conditions or other factors warrant that the Fund adopt defensive strategies to limit losses or lock-in gains. This could include investments in United States Treasury bills, notes and bonds, certificate of deposits and bank depository accounts of banks which have total assets in excess of $500 million. The Fund's defensive strategy could also include buying or selling options. The Fund may buy or sell options on broad market indexes or particular securities within the Fund's portfolio in order to hedge the Fund's exposure to downward price fluctuations. If the Investment Advisor applies a hedge strategy at an inappropriate time or judges market conditions incorrectly, these defensive strategies may lower the Fund's return. Consequently, the Fund may not achieve its investment objective.

    No guarantee can be made that any of the Fund's objectives will be achieved, and inherent in this policy are risks of unpredictable market fluctuations. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities.

PRINCIPAL INVESTMENT RISKS

    Any investment carries with it some level of risk that generally reflects its potential for return. The principal risks that could adversely affect the value of the Fund's shares and total return on your investment include:

    COMMON STOCKS. Common stock represents an ownership interest in a company. The value of a company's stock price may fall as a result of factors relating directly to that company, such as decisions made by its management or lower demand for the company's products or services. Similarly, a stock's value may fall because of factors affecting not just the company, but companies in a number of industries, such as increases in production costs. The value of a company's stock price may also be affected by changes in financial markets that may be unrelated to the company or its industry such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the value of a company's stock price may react more than bonds or other debt to actual or perceived changes in the company's financial condition or prospects.

    VALUE INVESTING. The Fund may invest in stocks of companies that the Investment Advisor considers to be inexpensive relative to their earnings or assets compared to other types of stocks. These "value" stocks can react differently to issuer, political, market and economic developments than the market as a whole and to other types of stocks. Value stocks can continue to be inexpensive for long periods of time and may never realize the value that the Investment Advisor expects.


    TQM.   Companies that the Investment Advisor selects who are implementing a
TQM approach may not be best-positioned for growth or may be unable to weather economic downturns. The Investment Advisor may select companies who are not firmly following these practices, or these practices may not necessarily translate into stock performance that the Investment Advisor expects, or that satisfies the Fund's objective of long-term capital appreciation.



    GROWTH STOCKS.   Within the confines of the Fund's investment objective, the
Fund may invest in stocks of companies that the Investment Advisor believes have earnings that will grow faster than the economy as a whole. Financial professionals typically call these stocks "growth stocks". They typically trade at higher multiples of current earnings to their stock price than other stocks. The values of growth stocks may be more sensitive to changes to in current or expected earnings than the values of other stocks. If the Investment's Advisor's assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of the company's stock price may fall or fail to appreciate in the manner that the Investment Advisor expects.


    DEBT SECURITIES.   The Fund may invest in U.S. government securities and
corporate bonds and debentures rated A or higher at the time of purchase by reputable credit rating agencies.

There is risk that a bond issuer will fail to make timely payments of principal or interest. Additionally, corporate bonds and U. S. government securities fluctuate in price based on changes in market conditions.


    YEAR 2000.   Many computer software systems in use today cannot properly process the date-related information from and after January 1, 2000. Should any of the computer systems employed by the Fund, the Investment Advisor or the Fund's service providers fail to process this type of information properly, it could have a negative impact on the Fund's operations and services that are provided to the Fund's shareholders. The Investment Advisor, along with the Fund's Transfer Agent, Custodian and Registrar, IFTC, have undertaken a compliance program that has involved a review of relevant computer systems, and subsequent appropriate modification and upgrades to such systems to foreclose any negative impact from the Year 2000. As of the date of this Prospectus, the Fund and the Investment Advisor do not anticipate that the move to the Year 2000 will have a material adverse impact on the Investment Advisor's ability to continue to provide the Fund with service at current levels, although there can be no assurance of this. Similarly, the values of certain of the securities held by the Fund may be adversely affected by the inability of those companies or of third-parties to process information properly, and the value of such securities, or the overall market, could decline.

              FUND MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

THE FUND'S INVESTMENT ADVISOR

    Robinson Capital Management, Inc. serves as Investment Advisor to the Fund pursuant to an Investment Advisory Agreement, and manages the Fund's business affairs pursuant to a Management Agreement. Robinson Capital has served as the Investment Advisor to the Fund since 1994. Robinson Capital is a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. Robinson Capital does not serve as investment advisor to any other registered investment companies.

    The officers of the Fund, along with Robinson Capital, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services. Craig Robinson is President of the Fund and Robinson Capital. Mr. Robinson also serves as the Fund's Associate Portfolio Manager. Mr. Robinson has held various sales and marketing positions at Robinson Capital since 1995, and served as an account executive at Paine Webber, Inc. from 1994 to 1995. Mark Billeadeau is Vice-President of the Fund and Robinson Capital, and serves as the Fund's Senior Portfolio Manager. Mr. Billeadeau has served as a Vice-President of the Fund since 1997, and a Vice-President and Financial Analyst of Robinson Capital since 1995. From 1990 to 1995, he also served as Manager (Consulting Service) at Craig-Hallum, Inc. and its successor, Principal Financial Services, Inc.

    Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services, which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

    As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. While the advisory fee paid Robinson Capital is comparable to the advisory fee paid by other mutual funds, the total expenses of the Fund are higher than total expenses paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund. For the fiscal year ended November 30, 1998, the advisory fees paid Robinson Capital were $294,321.

    Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital a management administration fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

    The Fund pays the investment management advisory fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 11/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 11/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. During the fiscal year ended November 30, 1998, total expenses of the Fund amounted to $722,839, or 1.47% of average net assets.

                            SHAREHOLDER INFORMATION

PURCHASE OF SHARES

    MECHANICS OF PURCHASE. Shares of the Fund may be purchased directly from the Fund or through authorized investment dealers. Initial investments in the Fund may be made by mailing a completed application, together with a check for the total purchase price, to General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105, or by contacting an authorized investment dealer. Initial investments may also be made by submitting a completed application and check to an authorized investment dealer who will forward them to the Fund's Transfer Agent. Applications may be obtained by calling the Fund at (800) 577-9217 or writing to the Fund at General Securities Incorporated, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. The dealer is responsible for transmitting the order promptly to the Transfer Agent in order to permit the investor to obtain the current price. Subsequent purchases in the Fund may be made by mailing a check directly to the Transfer Agent at General Securities, Incorporated, c/o IFTC, P.O. Box 419249, Kansas City, Missouri 64105, or by contacting an authorized investment dealer. Checks should be made payable to General Securities, Incorporated, subsequent purchases should indicate the account number on the check and checks must be drawn on a U.S. bank or its foreign branch or subsidiary and must be payable in U.S. dollars. Third party checks, except those payable to an existing shareowner who is a natural person (as opposed to a corporation or partnership), credit cards and cash will not be accepted.


    Initial and subsequent investments may also be made by wiring Federal Funds to Investors Fiduciary Trust Company; Routing #ABA 101003621; Deposit Account:
Bank Account 7523491; From: Shareholder Name, Address, Tax Identification Number-For purchase of: General Securities, Incorporated shares. In order for a wire investment to be processed on the same day, (1) the investor must notify the Transfer Agent of his or her intention to make such investment by 12:00 noon Eastern time on the day of his or her investment by calling the Transfer Agent at 1-800-939-9990; and (2) the wire must be received by 4:00 p.m. Eastern time that same day.



    Shares may be purchased in any amount not less than $1,500 initially with a $100 minimum on subsequent investments (reduced pursuant to the Low Minimum Initial Investment Plan/ Automatic Investment Plan described below and subject to waiver at the discretion of the Investment Advisor). Dividends and capital gains distributions, if any, will be reinvested regardless of amount at the net asset value determined on the distribution date, unless requested in cash, although they will be taxable in the manner set forth in the section of this Prospectus entitled DIVIDEND AND DISTRIBUTION POLICIES. When the dollar amount of a purchase is not evenly divisible by the current price of shares, the purchaser will receive a number of whole shares plus a fractional share which is proportionately the same as a whole share. Investments may thus be made in any dollar amount (subject to the minimum described above) regardless of the current price of shares.


    The Fund reserves the right to withdraw all or any part of the offering made by this Prospectus and to reject purchase orders in whole or in part. Also, from time to time, the Fund may temporarily suspend the offering of its shares to new investors. During the period of such suspension, persons who are already shareholders of the Fund normally are permitted to continue to purchase additional shares and to have dividends reinvested.

    PRICE PER SHARE. The Fund is offering its shares at a public offering price equal to the next determined net asset value per share. Net asset value is based upon and varies with changes in the market value of securities owned by the Fund and is determined for purposes of a purchase at the close of business immediately following the receipt of a subscription by the Fund. Subscription forms and other information concerning the purchase of shares may be obtained from the Fund at the address and telephone number listed on the cover page of this Prospectus or from securities dealers offering shares of the Fund. Stock certificates will not be issued.

    Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or a fractional share) in the net corporate assets. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day, securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq Stock Market or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums.

    LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN. A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduced in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account.

    By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

    AUTOMATIC WITHDRAWAL PLAN. The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

    The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed.

    SERVICING ORGANIZATIONS. Shares of the Fund may also be purchased through a "Servicing Organization" which is a broker-dealer, bank or other financial institution that purchases shares for its customers. When shares are purchased this way, the Servicing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in the Fund for shareholders who invest through a Servicing Organization generally will be set by the Servicing Organization. Servicing Organizations may also impose other charges, restrictions or procedures in addition to or different from those applicable to investors who remain the shareholder of record of their shares. The procedures for purchases or redemptions through Servicing Organizations may vary slightly from that which is described elsewhere in this Prospectus. Thus, an investor contemplating investing with the Fund through a Servicing Organization should read materials provided by the Servicing Organization in conjunction with this Prospectus. Furthermore, the Fund may apply different procedures and charge different costs to Servicing Organizations than as described elsewhere in this Prospectus.

    Although Servicing Organizations will sell and redeem shares at net asset value, they may charge their customers a fee in connection with services offered to customers. Shares held through a Servicing Organization may be transferred into the investor's name following procedures established by the investor's Servicing Organization and the Fund's Transfer Agent. Certain Servicing Organizations may receive compensation from Robinson Capital.

REDEMPTION OF SHARES

    SELLING YOUR SHARES. You may redeem all or a portion of your shares on any day that the New York Stock Exchange is open. Your shares will be redeemed at the next net asset value calculated after the Transfer Agent has received a properly executed redemption request. Payment for shares will be made as promptly as practicable but in no event later than seven days after receipt of a properly executed request. When the Fund is requested to redeem shares for which it may not have yet received good payment, it may delay the mailing of a redemption draft until it has determined that collected funds have been received for the purchase of such shares, which may take up to 15 days from the purchase date.

    SELLING BY TELEPHONE. If the proceeds of the redemption are $50,000 or less and the proceeds are to be payable to the shareholder(s) of record and mailed to the address of record, normally a telephone request by any one account owner is sufficient for redemptions unless the account application has denied such privilege. Telephone requests may be made by calling 1-800-939-9990. Institutional account owners may exercise this special privilege of redeeming shares by telephone request subject to the same conditions as individual account owners provided that this privilege has been pre-authorized by the institutional account owner by written instruction to the Transfer Agent with signatures guaranteed. This privilege of redeeming shares by telephone request may not be used if any address change for the shareholder's account has been effected within 30 days of the redemption request. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the telephone redemption privilege. The Fund reserves the right to terminate or modify this privilege at any time. Additional information concerning telephone redemptions appears under the section entitled "Important Information."

    EXPEDITED WIRE REDEMPTION. If you give authorization for expedited wire redemption, shares of the Fund can be redeemed and the proceeds sent by Federal wire transfer to a single previously designated bank account. Requests received by the Transfer Agent prior to the close of the Exchange (currently 4:00 p.m. Eastern time) will result in shares being redeemed that day at the next determined net asset value of the Fund and normally the proceeds being sent to the designated bank account the following business day. Delivery of the proceeds of a wire redemption request of $250,000 or more may be delayed by the Fund for up to 7 days if the Investment Advisor deems it appropriate under then current market conditions. Once authorization is on file, the Transfer Agent will honor requests by telephone at 1-800-939-9990. The Fund cannot be responsible for the efficiency of the Federal wire system or the shareholder's financial institution.

    The Fund currently charges $20 for wire transfer of redemption proceeds. The shareholder is responsible for any charges imposed by the shareholder's bank. The minimum amount that may be wired is $2,500. The Fund reserves the right to change this minimum or to terminate the wire redemption privilege. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to the Transfer Agent. During periods when it is difficult to contact the Transfer Agent by telephone, it may be difficult to implement the expedited redemption privilege.

    SELLING BY MAIL. When shares are held for the account of a shareholder by the Transfer Agent, the shareholder may redeem them by making a written request to the Transfer Agent, Attention: Redemption Department, PO. Box 419249, Kansas City, Missouri 64105. If the proceeds of the redemption are $50,000 or less on an account, no signature guarantee will be required, unless a change in address for the shareholder's account has been effected within 30 days of the redemption request. For all other redemptions, signatures must be guaranteed by a bank, broker/dealer, municipal securities broker, government securities dealer or broker, credit union, savings association, national securities exchange, registered securities association or clearing agency.

    The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. The Transfer Agent may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program (currently known as "STAMP-SM-"). Guarantees from institutions or individuals who do not provide reimbursement in case of fraud, such as notaries public, will not be accepted. Further documentation may be requested from institutional or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians ("institutional account owners").

The redemption request must be signed by all registered owners exactly as the account is registered, including any special capacity of the registered owner. The Fund currently charges for actual costs of special delivery service of redemption proceeds.

    IMPORTANT INFORMATION. The Transfer Agent employs procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmations of telephone instructions. To the extent such procedures are reasonably designed to prevent unauthorized or fraudulent instructions, neither the Transfer Agent nor the Fund would be liable for any losses from unauthorized or fraudulent instructions. However, if such reasonable procedures are not followed, the Transfer Agent and the Fund may be liable for losses due to unauthorized telephone transactions.

    MINIMUM ACCOUNT BALANCE REQUIREMENT. Because of the high cost of maintaining small accounts, the Fund reserves the right to redeem a shareholder account that falls below the minimum investment level, currently $1,500, unless the shareholder account falls below the minimum due to changes in the market value of the portfolio. Currently, Individual Retirement Accounts, employee benefit plan accounts, Employer Sponsored Payroll Deduction Plans and other accounts with respect to which the Investment Advisor, in its sole discretion, has waived the minimum purchase amount, are not subject to this procedure. You will be notified in writing and will be allowed 60 days to make additional purchases to bring the account value up to the minimum investment level before the Fund redeems the account.

        DIVIDEND AND DISTRIBUTION POLICIES AND CERTAIN TAX CONSEQUENCES


    DIVIDENDS. The Fund follows a policy of distributing substantially all income on an annual basis to shareholders. The Fund also distributes realized capital gains, including both long-, mid- and short-term, if any, on an annual basis to shareholders. As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its "investment company taxable income" plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and "pass through" the tax character of certain dividends and long-term and mid-term capital gains to shareholders who receive distributions. The Fund always has qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.


    CERTAIN TAX CONSEQUENCES. Distributions from dividend and interest income, including short-term capital gains, whether paid in cash or reinvested in shares, are taxable to shareholders as ordinary income for federal income tax purposes. Long-term capital gains distributions, whether paid in cash or reinvested, will be taxable as long-term and mid-term capital gains to shareholders regardless of the length of time Fund shares have been owned by shareholders, but will not be eligible for the dividends received deduction generally available to corporate shareholders. If the net asset value of shares should be reduced below a shareholder's cost by distribution of gain realized on sale of securities, such distribution would be a return of investment, the shareholder's basis in the Fund's shares would remain unchanged and the distribution would be taxable as stated above. Accordingly, it may not necessarily be advantageous for a shareholder to purchase shares in anticipation of the payment of dividends or of capital gain distributions.

    Under current federal tax laws, an individual's net long-term capital gains on property held for more than 12 months are taxed at a maximum rate of 20%, while an individual's ordinary income and net short-term capital gains on property held for less than 12 months are taxed at a maximum rate of 39.6%. However, a corporation's net long-term capital gains continue to be taxed at the corporate ordinary income tax rate, which is 35%.

    The preceding discussion is based on the Internal Revenue Code of 1986, as amended, regulations, rulings and decisions in effect on the date of this Prospectus, all of which are subject to change. This summary does not discuss any aspect of state, local or foreign taxation and does not discuss all the tax considerations that may be relevant to particular shareholders in light of their personal investment circumstances, or to certain types of shareholders that may be subject to special tax rules. Shareholders should consult their own tax advisors concerning the application to distributions of federal, state, local, foreign or other tax laws.

                           DISTRIBUTION ARRANGEMENTS

    The Fund serves as its own underwriter and distributor of its shares.

    Investors Fiduciary Trust Company ("IFTC"), 330 W. 9th Street, P.O. Box 419249, Kansas City, Missouri 64105, serves as the Fund's Transfer and Dividend Paying Agent ("Transfer Agent") and Custodian. IFTC maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG Peat Marwick LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report, which is available on request.

                                             YEAR ENDED NOVEMBER 30,
                                 ------------------------------------------------
                                   1998      1997      1996      1995     1994**
                                 --------  --------  --------  --------  --------
Net asset value, beginning of
 year...........................  $16.55    $16.08    $14.61    $12.08    $12.23
Operations:
  Investment income -- net......      15       .18       .17       .25       .20
  Net realized and unrealized
   gains (losses) on
   investments..................     .72      2.08      2.46      3.49       .40
                                 --------  --------  --------  --------  --------
Total from operations...........     .87      2.26      2.63      3.74       .60
                                 --------  --------  --------  --------  --------
Distributions to shareholders:
  From investment income --
   net..........................    (.15)     (.18)     (.17)     (.25)     (.21)
  Excess distributions of net
   investment income............    (.03)    --         (.01)    --         (.02)
  From net realized gains.......    (.90)    (1.61)     (.98)     (.96)     (.52)
                                 --------  --------  --------  --------  --------
Total distributions to
 shareholders...................   (1.08)    (1.79)    (1.16)    (1.21)     (.75)
                                 --------  --------  --------  --------  --------
Net asset value, end of year....  $16.34    $16.55    $16.08    $14.61    $12.08
                                 --------  --------  --------  --------  --------
                                 --------  --------  --------  --------  --------
Total return*...................    5.26%    14.08%    18.15%    31.15%     4.89%
Net assets, end of year (000's
 omitted)....................... $43,791   $46,006   $39,974   $32,541   $26,581
Ratio of expenses to average
 daily net assets...............    1.47%     1.44%     1.50%     1.50%     1.50%
Ratio of net investment income
 to average daily net assets....     .90%     1.02%     1.11%     1.79%     1.69%
Portfolio turnover rate.........      25%       20%       18%       24%       42%

 * These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

** From March 23, 1994 through November 30, 1994, The Fund's Investment Advisor was Alpha Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. From March 23, 1994 through November 30, 1994, the Fund's Administrator was Hamilton Investments, Inc. Prior to March 23, 1994, the Fund's Investment Advisor and its Administrator was Craig-Hallum, a division of Hamilton Investments, Inc.

                              GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

    The Fund's fiscal year ends on November 30. The Fund will send to its shareholders, at least semiannually, reports showing its portfolio securities and other information. An annual report containing financial statements audited by the Fund's independent auditors will be sent to shareholders each year.

SHAREHOLDER INQUIRIES


    Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover and back page of this Prospectus.

                             ADDITIONAL INFORMATION


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read and retain this Prospectus for future reference. A Statement of Additional Information (the "Statement of Additional Information"), containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. Additional information about the Fund is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will also find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year. A copy of the Statement of Additional Information as well as the Fund's annual and semi-annual reports can be obtained without charge by telephone (collect) or written request to the Fund at the following address and telephone number:


                        GENERAL SECURITIES INCORPORATED
                          5100 Eden Avenue, Suite 204,
                             Edina, Minnesota 55436
                            Telephone (800) 577-9217


    You may also request additional information or direct shareholder inquiries to the Fund. In addition, the Commission maintains a Website at http://www.sec.gov that contains this Prospectus, the Statement of Additional Information and certain other electronic filings including exhibits made by the Fund with the Commission. This information may also be examined without charge at the Public Reference Room of the Commission at 450 Fifth Street, N.W, Washington, D.C. 20549, or may be obtained by calling the Commission at 1-800-SEC-0330 and copies thereof may be obtained from the Commission upon payment of the prescribed fees.


Our Investment Company Act file number is 811-594.


GENERAL SECURITIES is the registered service mark of General Securities, Incorporated. The third party marks appearing above are the marks of their respective owners.



                                      LOGO
                               GENERAL SECURITIES
                                  INCORPORATED
              5100 EDEN AVENUE, SUITE 204, EDINA, MINNESOTA 55436
                                   PROSPECTUS

                  -------------------------------------------


                                      LOGO
                                    FOCUS ON
                                      ----
                                      TQM
                                      ----
                                 TOTAL QUALITY
                                   MANAGEMENT
                                   COMPANIES

                         STATEMENT OF ADDITIONAL INFORMATION

                                DATED MARCH 31, 1999

                           GENERAL SECURITIES, INCORPORATED

                 5100 Eden Avenue, Suite 204, Edina, Minnesota  55436
                               Telephone (612) 927-6799

General Securities, Incorporated (the "Fund") is a diversified open-end management investment company which seeks possible long-term capital appreciation for its shareholders. The Fund invests primarily, but not exclusively, in selected common stocks. Shares of the Fund may be purchased directly from the Fund at a price equal to the net asset value, as determined at the close of business immediately following receipt by the Fund of a subscription.

This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a prospectus and should be read in conjunction with the Fund's current Prospectus, a copy of which may be obtained by telephone or written request to the Fund at the address and telephone number printed above.

This Statement of Additional Information relates to the Fund's Prospectus dated March 31, 1999.

                                      ----------

                                  TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Description of the Fund and its Investment Risks . . . . . . . . . . . . .    2
Management of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . .    5
Control Persons and Principal Holders of Securities. . . . . . . . . . . .    7
Investment Advisory and Other Services . . . . . . . . . . . . . . . . . .    7
Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . . .    9
Capital Stock and Other Securities . . . . . . . . . . . . . . . . . . . .   11
Purchase, Redemption and Pricing of Shares . . . . . . . . . . . . . . . .   11
Taxation of the Fund . . . . . . . . . . . . . . . . . . . . . . . . . . .   16
Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
Calculation of Performance Date. . . . . . . . . . . . . . . . . . . . . .   16
Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . .   18

                  DESCRIPTION OF THE FUND AND ITS INVESTMENTS RISKS

FUND CLASSIFICATION

     The Fund is organized and existing under the laws of the state of Minnesota. The Fund has been an investment company since its formation in 1951. The Fund is a diversified, open-end, management investment company.


INVESTMENT STRATEGIES AND RISKS

     As described in the Fund's Prospectus, the Fund's objective is to seek long-term capital appreciation. Consistent with that objective, the Investment Advisor seeks to select common stocks of companies that the Investment Advisor determines are implementing a "Total Quality Management"
(TQM) operating philosophy. TQM is a management philosophy where a company undertakes a systematic process of evaluating its business practices and engages in a continuous effort to improve its operations throughout the organization. The Investment Advisor also uses fundamental and quantitative analysis techniques to evaluate TQM companies that the Investment Advisor believes are undervalued in the marketplace. The Fund intends to invest most of its assets in common stocks, although investments in corporate bonds, debentures or preferred stocks and United States Government Securities, in addition to certificates of deposit, bank depository accounts and other short-term investments, have and will be made as economic conditions dictate.

FUND POLICIES

     In order to define its investment policies, the Fund has established certain rules and guidelines. Some have been voluntarily adopted and others have been required to meet either federal or state statutes. As indicated, some policies are in the form of fundamental policies or charter restrictions which may be changed only with the approval of a majority of the Fund's outstanding voting securities while others are subject to change by the Board of Directors. Without the affirmative vote of the lesser of (i) a majority of all outstanding shares of the Fund, or (ii) 67% or more of the Fund's shares represented at a meeting if more than 50% of all outstanding shares of the Company are represented in person or by proxy at such meeting, the Fund may not, among other things,:

     1.   Buy "on margin" or sell "short";

     2.   Borrow money;

     3.   Issue securities senior to the outstanding shares of common stock;

     4.   Act as underwriter;

     5. Invest more than 5% of the value of its total assets (taken at cost) in the securities of any one company, or purchase more than 10% of any class of voting securities or more than 10% of any class of securities of any one company;

     6. Invest more than 25% of the value of its total assets (taken at cost) in the securities of companies all of which conduct their principal business activities in the same industry;

     7. Invest in commodities or commodity contracts, or interests in real estate;

     8.   Lend money or assets;

     9. Purchase or retain the securities of any issuer if those officers and directors of the Fund or the advisor owning beneficially more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer;

     10.  Purchase the securities of any other investment company; or

     11. Invest in companies for the purpose of exercising control or management.


TEMPORARY DEFENSIVE POSITIONS

     From time to time, the Fund's portfolio managers may determine that market conditions or other factors warrant that the Fund adopt defensive strategies to limit losses or lock-in gains. This could include investments in United States Treasury bills, notes and bonds, certificate of deposits and bank depository accounts of banks which have total assets in excess of $500 million. The Fund's defensive strategy could also include buying or selling exchange-traded options on particular securities or a broad index of securities. An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price at any time during its term.

     The Fund may buy put options ("puts"). When the Fund buys a put, it gives the purchaser the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.

     The Fund may buy or sell options on particular securities within the Fund's portfolio or on a group of securities in an index in order to hedge the Fund's exposure to downward price fluctuations. If the Investment Advisor applies a hedge strategy at an inappropriate time or judges market conditions incorrectly, these defensive strategies may lower the Fund's return and limit the Fund's ability to achieve its objective of capital appreciation.

     The Fund considers the use of a limited option strategy to be consistent with the Fund's stated objectives because the strategy is utilized to lock-in gains on particular securities or for the market as a whole, upon achieving certain capital appreciation-oriented performance goals for certain Fund investments. The Fund also considers this strategy useful to limiting Fund losses and risk.

     The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of securities that are the subject of the hedge. The Fund's hedging strategy may not be fully effective if such imperfect correlation exists. Price movement correlation may be distorted by illiquidity in the options market and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market typically enhances liquidity. Nevertheless, the trading activities of speculators in the options market may create temporary price distortions unrelated to the market in the underlying securities.

     An exchange-traded option may be closed out only on an exchange which generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by an exchange on opening or closing transactions for the option; (iii) trading halts, suspensions or other restrictions may be imposed for options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange or (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not be adequate to handle current trading volume.


                                MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The officers of the Fund, along with Robinson Capital, the Investment Advisor and Administrator, manage the Fund's investment activities and day-to-day operations, subject to supervision by the Board of Directors. The Board of Directors sets broad policies for the Fund and chooses the Fund's officers and the companies that provide the Fund with services.

     The directors and officers of the Fund are listed below together with their addresses and information as to their principal business occupations during the last five years (if other than their present business occupations) and other current business affiliations, including affiliation with the Investment Advisor.

     M. MICHELLE COADY, Ph.D., age 40, Chairperson of the Board of Directors of the Fund, 3236 48th Avenue South, Minneapolis, Minnesota 55406. She is Director of Client Services, Major Markets, at St. Paul Fire and Marine Companies, a St. Paul-based property and casualty insurer. From 1991 to 1994, Dr. Coady was Senior Director of Continuous Quality Improvement at HealthPartners, Inc., Minneapolis, Minnesota. She has also been the proprietor of a consulting business since 1985.

     GARY D. FLOSS, age 57, Director of the Fund, 1444 18th Street, N.W., New Brighton, Minnesota 55112. He is Director of Customer-Focused Quality for Medtronic Corporation, a Minneapolis, Minnesota manufacturer of medical devices. From 1990-1997 he was Vice President, Quality & Productivity for Consulting Devices International, a business unit of Ceridian Corporation. Ceridian Corporation is a Minneapolis, Minnesota provider of information services in the human resources and transportation areas.

     DAVID W. PREUS, age 76, Director of the Fund, 60 Seymour Avenue S.E., Minneapolis, Minnesota 55414. He is the Presiding Bishop Emeritus of The American Lutheran Church and a Distinguished Visiting Professor at Luther Northwestern Theological Seminary, St. Paul, Minnesota.




     OSCAR VICTOR, age 79, Director of the Fund, 3917 W. 24th Street, Minneapolis, Minnesota 55416. He is currently retired and the former President of Vic Research and Development Incorporated, a Minneapolis, Minnesota provider of consulting services. He is also the former Chief Executive Officer of Vic Manufacturing Co. Incorporated, a manufacturer of commercial dry cleaning and air pollution control equipment. He serves on the Board of Directors of Check Technology Corporation and Fidelity Bank.

     CHARLES J. WALTON, age 75, Director of the Fund, 653 S.W. Thorn Hill Lane, Palm City, Florida 34990. He is President of Walton Enterprise Leasing Co., a Minneapolis, Minnesota automobile, truck and equipment leasing corporation.

     ARNOLD M. WEIMERSKIRCH, age 62, Director of the Fund, 2831 Sandpiper Trail, Excelsior, Minnesota 55331. He is Vice President for Corporate Quality for Honeywell, Inc., a Minneapolis, Minnesota manufacturer of temperature control systems and avionics.

     MARK D. BILLEADEAU, age 42, Vice President of the Fund and Senior Portfolio Manager since September 1998, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436. He has been Treasurer and Chief Financial Officer of Robinson Capital since September 1998, and has served as a Financial Analyst at Robinson Capital since February 1995. From September 1990 to February 1995, he was a Manager of Consulting Service of Craig-Hallum and its successor, Principal Financial Services, Inc.

     *CRAIG H. ROBINSON, age 41, Director and President of the Fund, and Associate Portfolio Manager, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 since September 1998. He has worked in sales and marketing at Robinson Capital since August 1995. He also served as Vice President of the Fund from February 1997 through September 1998. He has been President and Chief Executive Officer of Robinson Capital since September 1998 and was a Vice President from February 1997 through September 1998. From August 1994 to August 1995, he worked as an Account Executive at Paine Webber Incorporated. From 1990 to August 1994, he worked as a Sales Manager at Comprehensive Loss Management, Inc.

     RENEE A. RASMUSSON, age 54, Treasurer of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 since November 1998. She also has served as Assistant Treasurer of the Fund from December 1994 through September 1998, and Assistant Treasurer of Robinson Capital Management, Inc. since December 1994. From July 1993 to July 1994, she was an employee of Hamilton Investments, Inc. and prior to July 1993 she was a Vice President of Craig-Hallum, Inc.

     LORY M. HASSLER, age 67, Assistant Secretary and Assistant Treasurer of the Fund, 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, since December 1994. She has also served as Secretary of Robinson Capital Management, Inc. since September 1998 and Assistant Secretary from December 1994 through September 1998. From July 1993 to December 1994, she was a registered representative of Hamilton Investments, Inc. Prior to July 1993, she was a registered representative and Vice President of Craig-Hallum, Inc.

     JOHN R. HOUSTON, age 46, Secretary of the Fund, 4200 IDS Center, Minneapolis, Minnesota 55402. He is partner of Lindquist & Vennum P.L.L.P., legal counsel for the Fund.


---------------------------
*Designates a director who is an "interested person" with respect to the Fund as defined in the Investment Company Act of 1940.

REMUNERATION OF OFFICERS AND DIRECTORS

     The Fund does not pay any remuneration directly to its officers, but compensation of officers and employees is paid by Robinson Capital Management, Inc., its current Investment Advisor. During the last fiscal year, the Fund paid Robinson Capital Management, Inc., a Minnesota corporation, its Investment Advisor for the year, $294,321 for investment advisory services.

     The directors who have no substantial interest in the Investment Advisor or its affiliates (Dr. Coady and Messrs. Floss, Preus, Rees, Victor, Walton, and Weimerskirch) receive a nominal honorarium from the Fund for each directors' meeting attended (an aggregate of $14,000 during the last fiscal year).


                        Compensation Table
-------------------------------------------------------------------------------
    Officer or Director             Aggregate Compensation from the Fund
-------------------------------------------------------------------------------
  M. Michelle Coady, Ph.D. (1)                     $2,000
  Gary D. Floss (1)                                $2,000
  David W. Preus (1)                               $2,000
  Laverne W. Rees (1)(3)                           $2,000
  Oscar Victor (1)                                 $2,000
  Charles J. Walton (1)                            $2,000
  Arnold M. Weimerskirch (1)                       $2,000
  Craig H. Robinson (1)(2)                            0
  Mark D. Billeadeau (2)                              0
  Renee A. Rasmusson (2)                              0
  Lory M. Hassler (2)                                 0
  John R. Houston (2)                                 0
-------------------------------------------------------------------------------
(1) Director of the Fund
(2) Officer of the Fund
(3) Mr. Rees resigned from the board on January 26, 1999.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     The Fund does not know of any person who owns of record more than five percent of the Fund's outstanding securities. On March 12, 1999, the Fund's officers and directors owned 32,685 shares, or 1.19% of the total number of the Fund shares outstanding.


                        INVESTMENT ADVISORY AND OTHER SERVICES

     Robinson Capital Management, Inc. ("Robinson Capital"), a Minnesota corporation with offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436, is the Investment Advisor for the Fund and provides the Fund with professional investment supervision and management. Robinson Capital is an investment advisory firm controlled by Craig H. Robinson, John C. Robinson, Susan A. Peterson and Beth E. Robinson, who each own 18.06% of the outstanding common stock of Robinson Capital. These shareholders are the children of John P. Robinson, who served as Fund's President and served on the Board of Directors from the Fund's inception in 1951 until his death in 1998. Craig H. Robinson is President of Robinson Capital and President of the Fund. Since 1995, John C. Robinson is a owns and operates a business that provides inventory data management for retail pharmacies. Susan A. Peterson is Chief Financial Officer and founder of Decision Support Software, Inc., and Beth A. Robinson is an independent business consultant, and owns and operates a ceramics business.

     Pursuant to an Investment Advisory Agreement which was approved by the Fund's shareholders on December 9, 1998, Robinson Capital provides the Fund all necessary information, advice, recommendation services and determinations relating to investments and portfolio management. Orders for securities are placed by Robinson Capital with the view to obtaining the best combination of price and execution available. Robinson Capital attempts to evaluate the overall quality and reliability of the broker-dealers and the services provided, including research services, general execution capability, reliability and integrity, willingness to take a position in securities, general operational capabilities and financial condition. Robinson Capital is authorized to place orders with various broker-dealers, subject to all applicable legal requirements. Robinson Capital may also place orders with broker-dealers that sell the Fund's shares, provided Robinson Capital believes the price and execution are comparable to other broker-dealers. A greater spread, discount or commission may be paid to broker-dealers that provide research services which may be used by Robinson Capital in managing assets of its clients, including the Fund. Although it is believed that research services received directly or indirectly benefit all of Robinson Capital's clients, the degree of benefit varies by account and is not directly related to the commissions or remuneration paid by the account.

     As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment advisory management fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for the next $150 million of average net assets and 0.10% for net assets over $250 million. For the fiscal years ended November 30, 1998, 1997 and 1996, the advisory fees paid Robinson Capital were 294,321, $289,638 and $225,164, respectively.

     Robinson Capital also provides the Fund with non-investment advisory management and administrative services necessary for the conduct of the Fund's business pursuant to a Management Agreement which was approved by the Fund's shareholders on December 9, 1998. Robinson Capital prepares and updates securities registration statements and filings, shareholder reports and other documents. In addition, Robinson Capital provides office space and facilities for the management of the Fund and provides accounting, record-keeping and data processing facilities and services. Robinson Capital also provides information and certain administrative services for shareholders of the Fund. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily net assets of the Fund, plus out-of-pocket expenses incurred in connection with shareholder servicing activities such as postage, data entry, stationery, tax forms and other printed material. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     During the fiscal year ended November 30, 1998 the Fund paid total fees to Robinson Capital amounting to $490,535. Of this amount, $294,321 was paid for investment advisory services and $196,214 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 1997, Robinson Capital received $482,730 in total advisory and management fees from the Fund. Of this amount, $289,638 was paid for investment advisory services and $193,092 was paid for non-investment management or administrative services. For the fiscal year ended November 30, 1996, Robinson Capital received $375,273 in total advisory and management fees from the Fund. Of this amount, $225,164 was paid for investment advisory services and $150,109 was paid for non-investment management or administrative services.

     The Fund's total net assets at the beginning and end of fiscal 1998 were $46,005,599 and $43,790,861, respectively. The combined advisory management fees and non-investment management and administrative fees of 1% on the first $100 million of the Fund's net assets and 3/4 of 1% on the next $150 million of the Fund's net assets are higher than similar fees paid by most mutual funds, many of which have net assets that are substantially larger than the net assets of the Fund.

     The Fund pays the investment advisory management fee, administrative fee, shareholder services expenses, transaction costs, interest, taxes, legal, accounting, audit, transfer agent and custodial fees, brokerage commissions and other costs incurred in buying and selling assets, fees paid to directors not affiliated with Robinson Capital, the cost of stationery and envelopes, the cost of qualification and registration of shares under state and federal laws, the cost of solicitation of proxies and certain other operational expenses. However, Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1-1/2% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1-1/4% of the Fund's average net assets for any fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For the fiscal year ended November 30, 1998, total expenses of the Fund amounted to $722,839 or 1.47% of average net assets. For the fiscal year ended November 30, 1997, total expenses of the Fund amounted to $696,963 or 1.44% of average net assets. For the fiscal year ended November 30, 1996 total expenses of the Fund were $571,297 of which $8,514 was reimbursed by Robinson Capital. Net expenses to the Fund for the year ended November 30, 1996 were $562,783, or 1.50% of average net assets.

     Each of the Investment Advisory Agreement and Management Agreement will continue in force from year to year so long as the continuance is specifically approved at least annually (1) by the Board of Directors of the Fund or (2) by a vote of the majority of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by the vote of a majority of directors who are not interested persons of the Fund or Robinson Capital, cast in person at a meeting called for the purpose of voting on such approval. Each of the Investment Advisory Agreement and Management Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund, by a vote of the majority of the Fund's outstanding voting securities, or by Robinson Capital on 60 days' written notice. They each terminate automatically in the event of an assignment.

     The Fund serves as its own underwriter and distributor of its shares.

     Investors Fiduciary Trust Company ("IFTC"), 1004 Baltimore, 7th Floor, P.O. Box 419249, Kansas City, Missouri 64105-6249, currently serves as the Fund's Registrar, Transfer Agent and Dividend Paying Agent and Custodian. IFTC, which is not affiliated with either the Fund or Robinson Capital, maintains the Fund's shareholder records and assets and performs certain accounting services for the Fund. Assets of the Fund may also be held by sub-custodians selected by IFTC and approved by the Board of Directors.

LEGAL COUNSEL

     Lindquist & Vennum PLLP, Minneapolis, Minnesota, are counsel for the Fund.

INDEPENDENT AUDITORS

     KPMG Peat Marwick, LLP, 4200 Norwest Center, 90 South 7th Street, Minneapolis, Minnesota 55402, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to annual ratification by the Fund's Board of Directors.


                       BROKERAGE ALLOCATION AND OTHER PRACTICES

     During the past fiscal year, the Fund had total purchases of portfolio securities, other than short-term securities, of $9,207,625, and sales of such securities of $11,496,628, resulting in portfolio turnover in that year of 25%; compared with a portfolio turnover rate of 20% during fiscal 1997 and 18% in fiscal 1996. The Fund's total net assets at the beginning of fiscal 1998 were $46,005,599 and $43,790,861 at the end of the year. The total amount of brokerage fees for handling portfolio transactions of the Fund during the three fiscal years ended November 30, 1998, 1997, and 1996 were $31,320, $23,060, and $24,420 respectively.

     The Fund's brokerage business is distributed among various brokers and dealers, and the allocation is determined primarily at the discretion of the Investment Advisor. The Fund always seeks to effect its transactions in portfolio securities where it can get prompt execution of orders at the most favorable prices ("best execution"). The commissions charged by brokers and dealers vary and the Fund is not required by law to utilize the services of national securities exchange members or other brokers or dealers charging the lowest commission for any particular transaction.

     It is the practice of the Fund and its Investment Advisor to consider statistical and factual information, as well as reports on general market conditions, industry analysis and analysis of particular companies whose securities are publicly traded, furnished to them by investment banking firms as a factor in connection with allocation of brokerage business to such firms, provided the best execution is still obtained. Such services are generally provided to the Investment Advisor, to the extent that such services are used by it in rendering investment advice to the Fund, they tend to reduce the advisor's expenses. During fiscal 1998, certain brokers rendered research services to the Fund and in exchange for such services the Fund directed brokerage transactions to them. However, such placement of brokerage transactions was not pursuant to binding written agreement with such brokers. The aggregate amount of such transactions was $18,053,584; the aggregate amount of related commissions was $31,320.

     Where the concept of best execution is satisfied by two brokers and one broker charges a lower commission but does not provide such services, the advisor has indicated that it may place its orders with the broker charging a higher commission where the amount of such commission is reasonable in relation to the value of the brokerage and research services provided. If the Investment Advisor purchases such information its expenses will increase without reimbursement from the Fund. If it is concluded that it would be impractical for the Investment Advisor to attempt to provide the full range of services which are available from brokerage firms or if the advisor deems that it cannot afford purchasing such information and services, it may become necessary to pay a higher level of commissions to firms offering these services. The Investment Advisor will not institute such a policy without the prior authorization of the Fund's Board of Directors, however, and any such payments will be reviewed by the directors on at least a quarterly basis.

     The Fund made no allocation of brokerage business during the last fiscal year to those dealers and brokers who were sellers of the Fund's shares and no reciprocal brokerage business was received by the Investment Advisor. When appropriate, the Investment Advisor may make brokerage allocation to sellers of Fund shares in the current fiscal year. Purchases and sales of securities which are not listed or traded on a securities exchange will ordinarily be executed with primary market makers acting as principals, except where best execution may otherwise be obtained.

     Robinson Capital is not registered as a broker/dealer and, consequently, did not in fiscal 1996, 1997 or 1998 and will not in fiscal 1999, be acting as broker in the execution of any orders for the Fund.


                         CAPITAL STOCK AND OTHER SECURITIES

CAPITAL STOCK

     General Securities, Incorporated is authorized to issue 10 million shares of the nominal par value of one cent per share. On March 12, 1999, there were 2,742,487 shares outstanding. All shares are fully paid, nonassessable, and transferable and have equal rights in earnings, in voting and on liquidation. There are no junior or senior securities and no preemptive rights. No securities senior to the shares of common stock can be issued.



     The shares have noncumulative voting rights which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.


                     PURCHASE, REDEMPTION AND PRICING OF SHARES

     In addition to the methods of purchase described in the Prospectus, the Fund offers the following plans and services in connection with purchasing shares.

LOW MINIMUM INITIAL INVESTMENT PLAN/AUTOMATIC INVESTMENT PLAN

      A shareholder may automatically purchase additional shares of the Fund through the Low Minimum Initial Investment Plan or Automatic Investment Plan. The minimum initial investment in the Fund is $1,500. However, the Low Minimum Initial Investment Plan allows an account to be opened with an initial investment of $100 and subsequent monthly investments of $100 or more for a one year period. Under these Plans, monthly investments (minimum $100, except where reduction in certain cases by the Fund) are made automatically from the shareholder's account at a bank, savings and loan or credit union into the shareholder's account. By enrolling in either Plan, the shareholder authorizes the Fund and its agents to either draw checks or initiate Automated Clearing House debits against the designated account at a bank or other financial institution. Such account must have check or draft writing privileges. This privilege may be selected by completing the appropriate section on the Account Application or by contacting the Transfer Agent for appropriate forms. If the shareholder also has expedited wire transfer redemption privileges, the same bank, savings and loan or credit union account must be designated for both the Automatic Investment Plan and the wire redemption programs. You may terminate your Plan by sending written notice to the Transfer Agent. Termination by a shareholder will become effective within five days after the Transfer Agent has received the written request. The Fund may immediately terminate a shareholder's Plan in the event that any item is unpaid by the shareholder's financial institution. The payment of proceeds from the redemption of Fund shares purchased through the Automatic Investment Plan may be delayed to allow the check or transfer of funds for payment of the purchase to clear, which may take up to 15 calendar days from the purchase date. If a shareholder cancels the Low Minimum Initial Investment Plan before a one year period, the Fund reserves the right to redeem the shareholder's account if the balance is below the minimum investment level, currently $1,500. The Fund may terminate or modify this privilege at any time.

INDIVIDUAL RETIREMENT ACCOUNT (IRA PLAN), ROTH IRA, SEP-IRA PLANS AND SIMPLE IRA PLANS

     Any individual with earned income can establish an individual retirement account (IRA) to provide retirement benefits to the individual. The Fund offers an IRA Plan funded with shares of the Fund. The Fund's IRA Plan follows the basic format of the Internal Revenue Service model plan, and accordingly, upon submission to the Service for approval, the Fund was advised that no further qualifying action was required by individuals adopting the IRA Plan. Any person with earned income may establish his or her own IRA by adopting the IRA Plan and may make annual contributions in an amount not exceeding the lesser of 100% of his or her adjusted gross income or $2,000. An individual can make an additional contribution of up to $2,000 to an IRA for a nonworking spouse if the combined contributions for both the individual's and his or her spouse's IRAs do not exceed 100% of the individual's or spouse's adjusted gross income. Such contributions are tax deductible by all individuals except those who are active participants, or whose spouses are active participants, in a qualified employer sponsored profit sharing or pension plan. For these individuals, the tax deduction is reduced or eliminated but income on such contributions continues to be currently tax deferred. Minimum annual distributions from the IRA are required beginning no later than April 1, of the year following the year in which the individual attains age 70-1/2. Substantial tax penalties exist for premature distributions from the IRA Plan prior to age 59-1/2 or for failure to make timely distributions. The adoption of the IRA Plan should be reviewed by the individual and his or her attorney prior to investing.

     For tax years beginning after December 31, 1997, the IRA Plan may be used by individuals to establish a so-called "Roth IRA." Contributions to a Roth IRA are nondeductible; however, the accumulations on the contributions may be withdrawn tax-free, provided the Roth IRA has been maintained for at least five years and distributions are made only after the individual attains the age 59-1/2 dies, becomes disabled, or to pay for first time homebuying expenses. However, substantial tax penalties exist for premature distributions of contributions or accumulations from a Roth IRA. The annual limit on contributions to a Roth IRA is $2,000; as with an ordinary IRA, up to $2,000 may be contributed to a Roth IRA for a nonworking spouse. This limit is phased out for single taxpayers with an adjusted gross income between $95,000 and $110,000, or joint filers with adjusted gross income between $150,000 and $160,000. Individuals with adjusted gross income of less than $100,000 may also contribute to a Roth IRA, amounts distributed from a regular IRA that have been included in the taxpayer's gross income. Contributions to a Roth IRA may be made after age 70-1/2 and distributions are not required to begin at age 70-1/2.

     The IRA Plan may also be utilized by any person under age 70-1/2 to maintain the tax-sheltered treatment of benefits distributed from an employer's tax qualified pension plan because of the employee's termination of employment. Benefits distributed in a lump sum or installments for a period less than ten years can be invested in the IRA Plan, provided the employee elects either to make a direct rollover from the trustee of the employee's plan to the IRA Plan, or if the employee receives the distribution directly, to invest in the IRA Plan within 60 days of such receipt. In this manner, assets from the previous employer's pension plan are reinvested, the tax consequences stemming from the distribution are deferred, and the assets deposited in the IRA Plan, at the option of the holder, may in the future be "rolled over" to a tax qualified pension plan of a subsequent employer.

     In addition, individuals covered by an employer sponsored Savings Incentive Match Plan for employees ("SIMPLE Plan") or Simplified Employee Pension-IRA Plan ("SEP-IRA Plan") may establish an IRA to which the employer can make tax deductible contributions as a uniform percentage of compensation. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation (1% for certain years) or a uniform contribution to all eligible employees equal to 2% of compensation. The employer sponsoring the SEP-IRA may contribute up to the lesser of $30,000 or 15% of the employee's compensation, up to a maximum compensation of $160,000 for 1999. SIMPLE Plans are a form of qualified retirement plan authorized by tax law changes in 1996 that are available to employers who employ 100 or less employees. SIMPLE Plans are exempt from many of the testing and other requirements imposed on qualified retirement plans. SIMPLE Plans and certain salary reduction SEP-IRA Plans (SARSEP) in existence prior to January 1, 1997 also permit employees to elect to contribute portions of their pre-tax compensation to such plans in addition to the employer's contribution, subject to the above limitations. No new SARSEP's may be established after December 31, 1996. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year
($6,000 for SIMPLE Plans and $10,000 for SARSEP Plans for 1999).   The employee
covered by a SEP-IRA Plan that prohibits individual pre-tax contributions may make additional contributions of the lesser of $2,000 or 100% of compensation either to the SEP-IRA Plan or to a separate IRA which may be deductible. An IRA established pursuant to a SEP-IRA Plan, SIMPLE Plan or SARSEP may invest in the Fund.

     Under the Fund's IRA Plan, IFTC serves as custodian of the assets. IFTC will charge an annual maintenance fee of $12 for its custodial services. In addition, there will be a fee of $15 for a lump sum benefit distribution, but no fee for each periodic cash distribution received from the Fund. This fee schedule may be altered at any time by IFTC on 60 days' written notice. Persons opening an IRA Plan may rescind it upon written notice to the custodian on or before the seventh day following acceptance of the IRA Plan by the custodian. Any individual rescinding an IRA Plan during the seven-day period will be fully reimbursed even though it is the Fund's practice to invest all proceeds immediately upon receipt. If the proceeds so invested depreciate prior to rescission, the investment advisor will absorb the loss. If the proceeds invested appreciate, the Fund will realize the gain. Shares held in an IRA Plan may be redeemed at any time pursuant to a proper redemption request. See "Redemption of Shares" in the Prospectus.


EMPLOYER SPONSORED QUALIFIED RETIREMENT PLANS

     Employer sponsored pension plans and their related trusts that are qualified under the Internal Revenue Code, including so-called Section 401(k) salary reduction plans, may invest in mutual funds such as General Securities, Incorporated. A SIMPLE Plan may be established by an employer with 100 or less employees under which contributions are made to a tax exempt trust (rather than individual IRAs as described above) may also invest in the Fund. The employer sponsoring a SIMPLE Plan is required to make either a matching contribution of 100% of the employee's contributions up to 3% of the employee's compensation or a uniform contribution to all eligible employees equal to 2% of compensation. Certain retirement plans permit employees to elect to contribute portions of their compensation pre-tax to such plans in addition to the employer's contribution, subject to the above limits. Generally, such individual contributions are limited to a maximum dollar amount of compensation each year described above.

     Such qualified retirement plans may also be established by self employed individuals for themselves and their eligible employees, if any. These individuals may make annual tax deductible contributions out of earned income to their self-employed plan, in amounts up to the lesser of $30,000 or 15 % of earned income (after such contributions) if the contribution is discretionary (e.g., a profit sharing plan) or $30,000 or 25% of earned income (after such contribution) if the contribution is fixed in full or in part (e.g., a pension plan or a combination of pension and profit sharing plan) to purchase shares of the Fund. Prior to 1997, the Fund provided a Self-Employed Retirement Plan document and Custodial Agreement for adoption by self-employed individuals. After 1996, self-employed individuals are responsible for amending the documents to maintain compliance with tax and other laws, or adopting new documents to maintain compliance with such laws. Initial and annual maintenance fees, withdrawal, termination and distribution fees are charged by IFTC, the custodian bank, according to a schedule of fees established in the Custodial Agreement. The fees are the same as the fees IFTC charges for IRA Plan services. The custodian has reserved the right to increase fees for its services on 60 days' written notice.

     It is recommended that interested persons consult with an attorney and a qualified trustee regarding the nature of such plans, including their tax consequences and dollar limitations. Since such a retirement investment program involves commitments covering future years and tax penalties for premature distributions, it is important that the investor consider the investment objectives of the Fund as described in the Prospectus and this Statement. The Fund may elect to provide quarterly statements containing information regarding transactions for the period covered in lieu of confirming each transaction to persons making purchases pursuant to the IRA Plan, SEP-IRA, SIMPLE IRA, SARSEP or employer sponsored qualified retirement plans.

AUTOMATIC WITHDRAWAL PLAN

     The owner of $10,000 or more of Fund shares at net asset value may provide for the payment from the owner's account of any requested dollar amount of $100 or more to be paid to the owner or a designated payee monthly, quarterly, semi-annually or annually. Shares are redeemed on the 5th business day from the end of the month so that the payee will receive payment approximately the first week of the following month. When receiving payments under the Automatic Withdrawal Plan, any income and capital gain dividends will be automatically reinvested at net asset value on the reinvestment date. A sufficient number of full and fractional shares will be redeemed to make the designated payment. Depending upon the size of the payments requested and fluctuations in the net asset value of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account.

     The Fund reserves the right to amend the Automatic Withdrawal Plan on thirty days' written notice and to terminate this privilege at any time. The plan may be changed or terminated at any time by you in writing, with all registered owners' signatures guaranteed. Additional information concerning signature guarantees appears under the section entitled "Redemption of Shares - Selling by Mail."

DETERMINATION OF OFFERING PRICE AND NET ASSET VALUE

     Shares of the Fund may be purchased at a price equal to their net asset value. The net asset value of a Fund share is the proportionate interest of each share (or fractional share) in the net corporate assets. Net asset value varies as prices of portfolio securities fluctuate. It is computed not less frequently than once daily. For the purposes of determining the net corporate assets, securities are valued, as of the market close New York time, on the basis of the last sale (if a sale occurred that day). If no sale occurred that day, securities traded on a national securities exchange are valued at the last bid price, whereas securities traded on the Nasdaq Stock Market or in the over-the-counter market are valued at the mean between the last bid and asked price, in all cases excluding brokerage commissions and odd lot premiums. Securities having no readily available market quotation and all other assets are valued in good faith at fair value under the direction of the Board of Directors.

     Computation of net asset value as of November 30, 1998 is illustrated below:

     Market value of portfolio securities . . . .         $46,368,822
     Cash and receivables less liabilities. . . .         ($2,577,961)
     Net assets . . . . . . . . . . . . . . . . .         $43,790,861
     Number of shares outstanding . . . . . . . .           2,680,024
     Net asset value per share (net assets
       divided by shares outstanding) . . . . . .              $16.34

The net asset value used by General Securities, Incorporated in selling and redeeming shares is that of the computation at the close of business immediately following the receipt of a subscription for shares or of a request for redemption.


                                TAXATION OF THE FUND

     As an investment company, and so long as certain diversification of assets and source of income requirements prescribed by the Internal Revenue Code are met and at least 90% of its "investment company taxable income" plus certain other amounts are distributed to its shareholders, the Fund is allowed to deduct certain dividends paid to shareholders and "pass through" the tax character of certain dividends and long-term and mid-term capital gains to shareholders who receive dividend distributions. The Fund always has qualified for such tax treatment (including with respect to the last fiscal year) and intends to continue to do so.

                           CALCULATION OF PERFORMANCE DATA

     Advertisements and other sales literature for the Fund may refer to "average annual total return" and "cumulative total return." Average annual total return is computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                            P(1+T) TO THE POWER OF n = ERV
     Where:

          P    =    a hypothetical initial payment of $1,000
          T    =    average annual total return;
          n    =    number of years; and
          ERV  =    ending redeemable value at the end of the period of a
                    hypothetical $1,000 payment made at the beginning of such period.

     The average annual compounded total return on investments in the Fund for the one, five and ten year periods ended November 30, 1998 were 5.31 %, 14.32 % and 14.67%, respectively.

     Cumulative total return figures are computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              CTR = (ERV - P)
                                    ----------   100
     Where:

          CTR  =    Cumulative total return
          ERV  =    ending redeemable value at the end of the period of a
                    hypothetical $1,000 payment made at the beginning of such
                    period; and
          P    =    initial payment of $1,000

     The cumulative total return on investments in the Fund for the one, five and ten year periods ended November 30, 1998 were 5.31%, 95.26% and 293.10%, respectively.

     The calculations for both average annual total return and cumulative total return assume all dividends and all capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and include all recurring fees, such as investment advisory and management fees, charged as expenses to all shareholder accounts.

                                 FINANCIAL STATEMENTS

TO THE SHAREHOLDERS OF

GENERAL SECURITIES
INCORPORATED

Much has happened since our last letter in May. The market (as measured by the Dow Jones Industrial Average and the S&P 500) reached new highs in July. In late August General Securities suffered the loss of its founder, President and Portfolio Manager, John (Jack) Robinson. At about the same time the market corrected 20% to a yearly low; our country's President has since been impeached; the United States has again intervened in the Middle-East; many of the world's economies remain mired in recession with varying degrees of severity; the computer dependent parts of the world remain vulnerable to a potential problem called "the year two thousand bug" or "Y2K" for short; continental Europe has a new "electronic" currency called the Euro; and as of this writing the market stands at all-time highs.

Quite a ride, with all the change and turmoil it might seem best to just step aside and let it all blow over. The truth is, as investors, it never really all blows over. Instead it changes all the time, sometimes coming back the same, sometimes differently.

The way we handle these changes is to adhere to a time-tested discipline of stock selection based upon a process that is continuously tested and improved upon. Jack Robinson spent the better part of the past four years preparing me to assume the responsibilities of portfolio manager of the Fund and in teaching Craig Robinson, his son, to handle the responsibilities of the Presidency of both the Fund and Robinson Capital Management, the Fund's advisor and administrator. This preparation didn't include what to do if the President gets impeached or what to do about the global economic recession or a widespread software bug. Instead it identified the steps necessary to stay focused on the investment process and how to avoid being distracted by events that we have either little or no control over, no matter how exciting or controversial.

The first step in our overall investment process which attempts to identify "total quality" oriented companies for potential investment has yielded an increase in the number of companies available for further evaluation from less than 30 in 1987 to more than 330 as of December 1, 1998. A large pool of "quality oriented" companies has in turn increased the number of companies available for the second step of our investment process, valuation. The valuation process attempts to identify which of the quality oriented companies has the best risk-reward characteristics at a given point in time. Our work indicates that, over time, an effort to fully invest the assets of the Fund into a diverse group of these companies will provide you, our shareholders, with a competitive risk adjusted return over the long-term.

To summarize, our quality screening process is designed to identify what we believe are good companies. Our valuation screening process is designed to identify the best investment opportunities among them. Our portfolio management process is designed to make sure that the Fund owns a diversified group of the best investment opportunities available over the longest possible time frame.

Craig and I would like to express our thanks for your recent vote of confidence in us and in our process as indicated by your approval of the Investment Advisory Agreement and the Management Agreement. We will continue to work diligently to earn your continuing trust and confidence by striving to provide you with superior risk-adjusted returns.

The most significant influences on the Fund's performance relative to the S&P 500 were related to our value-oriented philosophy, a material weighting in small-cap companies (approximately 25%) and a relatively large cash position (approximately 25%) throughout much of fiscal 1998. Unfortunately this combination of strategies, which has worked reasonably well over the long-term, has been significantly out of favor for not only this past fiscal year ended November 1998 but for much of fiscal 1997 as well. We believe now is not the time to abandon a proven long-term strategy. Going forward, we believe a continued focus on quality-oriented companies selling at a discount to our estimate of their intrinsic value, combined with a less aggressive use of cash, can generate the kind of risk-adjusted returns you have a right to expect in an actively managed fund.

General Securities declared a fourth quarter dividend of $.90 a share from net long-term capital gains bringing total distributions for 1998 to $1.08. This is our One Hundred Ninetieth consecutive quarterly dividend paid.

Mark Billeadeau
Senior Portfolio Manager


PERFORMANCE

November 30,  1998

General Securities, Incorporated

The following graph was prepared assuming a hypothetical investment of $10,000 on December 1, 1988 The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                            GENERAL SECURITIES INC.
                               PERFORMANCE GRAPH
                                   11/30/98


             GSI         S&P 500 INDEX
Nov-88        10,000            10,000
Nov-89        12,307            13,077
Nov-90        12,115            12,625
Nov-91        16,204            15,187
Nov-92        17,767            17,987
Nov-93        18,755            19,796
Nov-94        19,673            20,003
Nov-95        25,800            27,391
Nov-96        30,483            35,019
Nov-97        34,775            45,001
Nov-98        36,605            55,649

[BAR GRAPH]

Past Performance is not indicative of future performance.

*These are the portfolios total returns during the period including reinvestment of all dividend and capital gains distributions.

**This is an unmanaged index.

                      STATEMENT OF NET ASSETS  NOVEMBER 30, 1998

                                        ASSETS

                                                Number of             Market
                                                  shares             value (a)
                                                ---------           ---------
INVESTMENT SECURITIES (percentages repre-
sent value of investments compared to total
net assets):

  COMMON STOCKS (80.06%):
    Audio/Video Products (3.90%):
    Harman International (b) . . . . . . . .       40,000         $ 1,707,500
                                                                  ------------
    Auto Parts - Original Equipment (7.79%):
      Dana Corp. . . . . . . . . . . . . . .       35,000           1,365,000
      Tower Automotive (d) . . . . . . . . .       90,000           2,047,500
                                                                  ------------
                                                                     3,412,500
                                                                  ------------
    Banking (3.87%):
      Banc One (d) . . . . . . . . . . . . .       33,000           1,693,313
                                                                  ------------
    Chemicals (2.65%):
      Eastman Chemical Company . . . . . . .       20,000           1,158,750
                                                                  ------------
    Communications Equipment (2.01%):
      Ortel Corp. (d), (e) . . . . . . . . .       80,000             880,000
                                                                  ------------
    Computer/Integrated Systems (4.71%):
      Diebold, Inc. (b). . . . . . . . . . .       60,000           2,062,500
                                                                  ------------
    Electrical Machinery, Equipment
    and Supplies (5.78%):
      Grainger (W.W.), Inc. (d). . . . . . .       60,000           2,535,000
                                                                  ------------
    Electronics (14.87%):
      Intel Corp. (c). . . . . . . . . . . .       15,000           1,614,375
      Motorola, Inc. (d) . . . . . . . . . .       13,000             806,000
      Solectron Corp. (c), (e) . . . . . . .       35,000           2,316,563
      Xerox Corp. (c). . . . . . . . . . . .        5,000             537,500
      Zygo Corp. (d), (e). . . . . . . . . .      100,000           1,237,500
                                                                  ------------
                                                                     6,511,938
                                                                  ------------
    Farm & Construction Machinery (.80%):
      Deere & Co. (b). . . . . . . . . . . .       10,000             349,375
                                                                  ------------
    Hospital Suppliers (2.78%):
      Johnson & Johnson. . . . . . . . . . .       15,000           1,218,750
                                                                  ------------
    Information Services (3.15%):
      Hewlett-Packard. . . . . . . . . . . .       22,000           1,380,500
                                                                  ------------
    Instruments and Related Products (5.48%):
      Honeywell, Inc.. . . . . . . . . . . .       30,000           2,398,125
                                                                  ------------
    Medical Instruments and Supplies (3.86%):
      Adac Laboratories (d), (e) . . . . . .       65,000           1,690,000
                                                                  ------------
    Paper & Forest Products (4.01%):
      Weyerhauser Co.. . . . . . . . . . . .       35,000           1,754,375
                                                                  ------------
    Petroleum & Drilling Services (.63%):
      Baker Hughes, Inc. (b) . . . . . . . .       15,000             274,687
                                                                  ------------
    Pharmaceuticals (2.12%):
      Merck (c). . . . . . . . . . . . . . .        6,000             929,250
                                                                  ------------
    Photography (1.32%):
      Eastman Kodak. . . . . . . . . . . . .        8,000             580,500
                                                                  ------------
    Printing & Publishing (1.82%):
      Banta Corp.. . . . . . . . . . . . . .       30,000             798,750
                                                                  ------------
    Retail & Wholesale (.92%):
      Corning, Inc.. . . . . . . . . . . . .       10,000             401,250
                                                                  ------------
    Steel/Producers (3.34%):
      Worthington Industries (d) . . . . . .      120,000           1,462,500
                                                                  ------------

                      STATEMENT OF NET ASSETS  NOVEMBER 30, 1998

                                                Number of             Market
                                                  shares             value (a)
                                                ---------           ---------
  COMMON STOCKS (CONT.):
    Utilities (4.25%):
      GTE. . . . . . . . . . . . . . . . . .       30,000           1,860,000
                                                                  ------------
        Total common stock
          (cost $ 22,669,095). . . . . . . . . . . . . . .         35,059,563
                                                                  ------------

U.S. TREASURY BILLS (22.82%):
  $8,000,000, 4.95%, due 12/03/98 (f). . . . . . . . . . . .        7,997,858
  $2,000,000, 4.62%, due 12/24/98 (f). . . . . . . . . .            1,994,096
                                                                  ------------
        Total U.S. Treasury Bills
          (cost $9,991,954). . . . . . . . . . . . . . . .          9,991,954
                                                                  ------------

MONEY MARKET INSTRUMENT (3.01%):
    State Street Capital Markets Sweep Account
    Variable Rate, 3.50%
    (cost $1,317,305). . . . . . . . . . . . . . . . . . . .        1,317,305
                                                                  ------------
Total investment securities
  (cost $33,978,354) (g) . . . . . . . . . . . . . . . . . .       46,368,822
Receivable for capital shares sold . . . . . . . . . . . . .            2,508
Prepaid expenses . . . . . . . . . . . . . . . . . . . . . .               17
Dividends receivable . . . . . . . . . . . . . . . . . . . .           58,220
Interest receivable. . . . . . . . . . . . . . . . . . . . .              128
                                                                  ------------
        Total assets . . . . . . . . . . . . . . . . . . . .      $46,429,695
                                                                  ------------

                                     LIABILITIES

Accrued investment advisory fees . . . . . . . . . . . . . .           22,198
Accrued management administration fees . . . . . . . . . . .           14,798
Other accrued expenses . . . . . . . . . . . . . . . . . . .           48,924
Payable for shares redeemed. . . . . . . . . . . . . . . . .          133,538
Dividend payable . . . . . . . . . . . . . . . . . . . . . .        2,419,376
  Total liabilities. . . . . . . . . . . . . . . . . . . . .        2,638,834
Net assets applicable to outstanding capital stock . . . . .      $43,790,861
                                                                  ------------

Represented by:
  Capital stock - authorized 10,000,000 shares of $.01
  par value per share; outstanding 2,680,024 shares. . . . .           26,800
  Capital surplus. . . . . . . . . . . . . . . . . . . . . .       31,503,860
  Distributions in excess of net investment income . . . . .         (130,267)
  Unrealized appreciation of investments . . . . . . . . . .       12,390,468
                                                                  ------------
Net assets applicable to outstanding capital stock . . . . .      $43,790,861
                                                                  ------------
                                                                  ------------
Net asset value per share of outstanding capital stock . . .           $16.34
                                                                  ------------
                                                                  ------------

See accompanying notes to investment securities list and financial statements.

                         NOTES TO INVESTMENT SECURITIES LIST:
                                  November 30, 1998

(a) Investment securities are valued by the procedures described in note 1 to the financial statements.
(b) New holding in fiscal 1998.
(c) Holding decreased in fiscal 1998.
(d) Holding increased in fiscal 1998.
(e) Currently non-income producing.
(f) Rate shown is annualized yield on date of purchase.
(g) At November 30, 1998 the cost of securities for federal income tax purposes was $33,978,354, and the aggregate unrealized appreciation and depreciation based on that cost was:
    Unrealized appreciation. . . . . . . . . . . . . . . . .      $13,437,231
    Unrealized depreciation. . . . . . . . . . . . . . . . .       (1,046,763
                                                                  ------------
                                                                  $12,390,468
                                                                  ------------
                                                                  ------------

                               STATEMENT OF OPERATIONS
                             YEAR ENDED NOVEMBER 30, 1998


INVESTMENT INCOME:
  Income:
    Dividends. . . . . . . . . . . . . . . . . . . . . . . .       $  549,725
    Interest . . . . . . . . . . . . . . . . . . . . . . . .          612,744
                                                                   -----------
      Total income . . . . . . . . . . . . . . . . . . . . .        1,162,469
                                                                   -----------
  Expenses (note 2):
    Investment advisory fees . . . . . . . . . . . . . . . .          294,321
    Management administration fees . . . . . . . . . . . . .          196,214
    Shareholder notices and reports. . . . . . . . . . . . .           36,296
    Auditing and tax services. . . . . . . . . . . . . . . .           22,123
    Custodian and portfolio accounting fees. . . . . . . . .           44,914
    Transfer agent, registrar and disbursing agent fees. . .           71,383
    Legal services . . . . . . . . . . . . . . . . . . . . .           26,585
    Directors' fees. . . . . . . . . . . . . . . . . . . . .           13,371
    Federal and state registration fees and expenses . . . .           15,124
    Other. . . . . . . . . . . . . . . . . . . . . . . . . .            2,508
                                                                   -----------
      Total expenses . . . . . . . . . . . . . . . . . . . .          722,839
                                                                   -----------
    Investment income - net. . . . . . . . . . . . . . . . .          439,630
                                                                   -----------
  Realized and unrealized gains from Investments - net:
    Net realized gains on securities
      transactions (note 3). . . . . . . . . . . . . . . . .        2,429,181
    Net change in unrealized appreciation
      or depreciation of investments . . . . . . . . . . . .         (472,241)
                                                                   -----------
    Net gain on investments. . . . . . . . . . . . . . . . .        1,956,940
                                                                   -----------
    Net increase in net assets resulting
      from operations. . . . . . . . . . . . . . . . . . . .       $2,396,570
                                                                   -----------
                                                                   -----------


FINANCIAL HIGHLIGHTS:                                                          Year Ended November 30

SELECTED PER SHARE HISTORICAL DATA WERE AS FOLLOWS:        1998           1997           1996           1995           1994+
                                                         --------       --------       --------       --------       --------
Net asset value, beginning of year . . . . . . . . .     $  16.55       $  16.08       $  14.61       $  12.08       $  12.23
                                                         --------       --------       --------       --------       --------
Operations:
  Investment income - net. . . . . . . . . . . . . .          .15            .18            .17            .25            .20
  Net realized and unrealized gains (losses)
    on investments . . . . . . . . . . . . . . . . .          .72           2.08           2.46           3.49            .40
                                                         --------       --------       --------       --------       --------
Total from operations. . . . . . . . . . . . . . . .          .87           2.26           2.63           3.74            .60
                                                         --------       --------       --------       --------       --------
Distributions to shareholders:
  From investment income - net . . . . . . . . . . .         (.15)          (.18)          (.17)          (.25)          (.21)
  Excess distributions of net investment income. . .         (.03)             -           (.01)             -           (.02)
  From net realized gains. . . . . . . . . . . . . .         (.90)         (1.61)          (.98)          (.96)          (.52)
                                                         --------       --------       --------       --------       --------
Total distributions to shareholders. . . . . . . . .        (1.08)         (1.79)         (1.16)         (1.21)          (.75)
                                                         --------       --------       --------       --------       --------
Net asset value, end of year . . . . . . . . . . . .     $  16.34       $  16.55       $  16.08       $  14.61       $  12.08
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------
Total return*. . . . . . . . . . . . . . . . . . . .         5.26%         14.08%         18.15%         31.15%          4.89%
Net assets, end of year (000's omitted). . . . . . .      $43,791        $46,006        $39,974        $32,541        $26,581

Ratio of expenses to average daily net assets. . . .         1.47%          1.44%          1.50%          1.50%          1.50%
Ratio of net investment income to average
  daily net assets . . . . . . . . . . . . . . . . .          .90%          1.02%          1.11%          1.79%          1.69%
Portfolio turnover rate. . . . . . . . . . . . . . .           25%            20%            18%            24%            42%

* These are the Fund's total returns during the years, including reinvestment of all dividend and capital gain distributions without adjustments for sales charge.

+ From March 23, 1994 through November 30, 1994, the Fund's advisor was Alpha
  Source Asset Management, Inc., a wholly-owned subsidiary of Hamilton Investments, Inc. Prior to March 23, 1994, the Fund's advisor was Craig-Hallum, Inc., a division of Hamilton Investments, Inc.

                          STATEMENT OF CHANGES IN NET ASSETS
                             YEAR ENDED NOVEMBER 30, 1998
                           AND YEAR ENDED NOVEMBER 30, 1997

                                                               1998                1997
                                                           -----------         -----------
OPERATIONS:
  Net investment income. . . . . . . . . . . . . . . .     $   439,630         $   492,434
  Net realized gains on investments. . . . . . . . . .       2,429,181           4,472,429
  Net change in unrealized appreciation
    or depreciation of investments . . . . . . . . . .        (472,241)          1,097,239
                                                           -----------         -----------
  Net increase in assets from
    operation. . . . . . . . . . . . . . . . . . . . .       2,396,570           6,062,102
                                                           -----------         -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income. . . . . . . . . . . . . . .        (439,630)           (488,882)
    Excess distributions of net
      investment income. . . . . . . . . . . . . . . .         (74,394)                  -
    Net realized gains on investments. . . . . . . . .      (2,425,433)         (4,473,367)
                                                           -----------         -----------
    Total distributions  . . . . . . . . . . . . . . .      (2,939,457)         (4,962,249)
                                                           -----------         -----------

CAPITAL SHARE TRANSACTIONS:
  Proceeds from sale of 74,357 and
  371,799 shares, respectively . . . . . . . . . . . .       1,280,766           6,495,168
  Net asset value of 260,180 and 163,381
    shares, respectively, issued in
    reinvestment of net investment income
    and net realized gain distributions. . . . . . . .       4,361,571           2,674,214
  Payments for redemptions of 434,124
    and 241,119 shares, respectively . . . . . . . . .      (7,314,188)         (4,237,890)
                                                           -----------         -----------
  Increase (decrease) in net assets from
    capital share transactions, representing
    net increase (decrease) of (99,587) and
    294,061 shares, respectively . . . . . . . . . . .      (1,671,851)          4,931,492
                                                           -----------         -----------

TOTAL INCREASE (DECREASE) IN NET ASSETS  . . . . . . .      (2,214,738)          6,031,345

NET ASSETS:
  Beginning of period. . . . . . . . . . . . . . . . .      46,005,599          39,974,254
                                                           -----------         -----------
  End of period (Including distributions in
    excess of net investment income of
    $130,267 and $55,873 respectively) . . . . . . . .     $43,790,861         $46,005,599
                                                           -----------         -----------
                                                           -----------         -----------

                            NOTES TO FINANCIAL STATEMENTS
                                  NOVEMBER 30, 1998

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     General Securities, Incorporated (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified open end management investment company. The Fund invests primarily in common stocks of companies believed to be undervalued.

     The significant accounting policies followed by the Fund are summarized as follows:

     INVESTMENTS IN SECURITIES

     Securities listed on national securities exchanges are valued on the basis of the last reported sale each day, or if no sale is made, at the mean of the last reported bid and asked price for such securities. Short-term securities are valued at amortized cost which approximates market value.

     Security transactions are recorded on the date securities are purchased or sold. Realized gains or losses and unrealized appreciation or depreciation of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest is recognized on the accrual basis.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

     FEDERAL INCOME TAXES

     It is the Fund's policy to continue meeting the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute taxable income to its shareholders in amounts which will relieve it from all, or substantially all, federal income and excise taxes. Therefore, the Fund does not provide for federal income or excise taxes.

     DISTRIBUTIONS

     Distributions to shareholders from investment income are made quarterly and realized capital gain distributions, if any, are made annually. These distributions are recorded on the record date and are payable in cash or reinvested in additional shares of the Fund's capital stock.

     Due to the timing of dividend distributions, the fiscal year in which amounts are distributed for tax purposes may differ from the year that income or realized gains were recorded by the Fund. The effect on distributions of this book-to-tax difference is presented as "excess distributions of net investment income" in the statement of changes in net assets and the financial highlights.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Robinson Capital Management, Inc. is the Fund's investment advisor and administrator. As compensation for its services under the Investment Advisory Agreement, Robinson Capital is paid an investment management advisory fee, payable monthly, at an annual rate of 0.60% for average net assets up to and including $100 million, 0.35% for next $150 million of average net assets and 0.10% for net assets over $250 million. Robinson Capital is obligated to pay all Fund expenses (exclusive of brokerage expenses and fees, interest and any federal or state income taxes) which exceed 1.50% of the Fund's average net assets for any fiscal year on the first $100 million of average net assets, 1.25% of the Fund's average net assets for any

                                  NOVEMBER 30, 1998

     fiscal year on the next $150 million of average net assets, and 1% of the Fund's average net assets for any fiscal year on average net assets in excess of $250 million. For managing the business affairs and providing certain shareholder services pursuant to the Management Agreement, the Fund pays Robinson Capital an administrative fee, payable monthly, at an annual rate of 0.40% of the average daily assets of the Fund, plus out-of-pocket expenses incurred. Robinson Capital may subcontract with other entities to provide certain shareholder servicing activities.

     Legal service fees were paid to a law firm in which the secretary of the Fund is a partner.

(3)  SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $9,207,626 and $11,496,940, respectively, for the year ended November 30, 1998.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders
General Securities, Incorporated:

     We have audited the accompanying statement of net assets of General Securities, Incorporated as of November 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended November 30, 1998, and the financial highlights for each of the years in the five-year period ended November 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of General Securities, Incorporated at November 30, 1998 and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended November 30, 1998, and the financial highlights for each of the years in the five-year period ended November 30, 1998, in conformity with generally accepted accounting principles.

Minneapolis, Minnesota                                     KPMG Peat Marwick LLP
December 18, 1998

                                        PART C

                                  OTHER INFORMATION


ITEM 23.  EXHIBITS

     (a.)      Articles of Incorporation of the Fund now in effect, filed as
               Exhibit 1 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     (b.) By-laws of the Fund, filed as Exhibit 2 to initial Form N-1 Registration Statement, File No. 2-77092, are incorporated herein by reference.

     (c.)      Not Applicable.

     (d.) Investment Advisory Agreement between the Fund and Robinson Capital Management, Inc., filed as an Exhibit herein, and approved by the Fund's shareholders on December 9, 1998.

     (d.)(1) Management Agreement between the Fund and Robinson Capital Management, Inc., filed as an Exhibit herein, and approved by the Fund's shareholders on December 9, 1998.

     (e.)      Not Applicable.

     (f.)      Not Applicable.

     (g.) Custodian Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 8 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     (h.) Transfer Agency Agreement between the Fund and Investors Fiduciary Trust Company, filed as Exhibit 9 to Form N-1A Registration Statement, Amendment No. 13, File No. 2-77092, is incorporated herein by reference.

     (i.) Opinion of Counsel as to the legality of the securities being registered, filed as Exhibit 7 to initial Form N-1 Registration Statement, File No. 2-77092, is incorporated herein by reference.

     (j.)      Independent Auditors' Consent.

     (k.)      Not Applicable.

     (l.)      Not Applicable.

     (m.)      Not Applicable.

     (n.)      Financial Data Schedule.

     (o.)      Not Applicable.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     All of the officers except the Secretary and one of the directors of the Fund are employees of Robinson Capital Management, Inc., the Fund's Investment Advisor.

ITEM 25.  INDEMNIFICATION

     Minnesota Statutes Section 302A.521 provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of such person against judgments, penalties, fines, including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interest of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or reasonably believed that conduct was not opposed to the best interests of the corporation in the case of acts or omissions in such person's official capacity for other affiliated organizations.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

     Robinson Capital Management, Inc., the Fund's Investment Advisor, was organized in 1994. Its activities are limited to acting as an investment advisor.

     The officers and directors of Robinson Capital Management, Inc., together with a description of their business, profession, vocation or employment during the past two fiscal years, is listed below. The principal business address of all such persons is 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436.

     MARK D. BILLEADEAU, Vice President and Financial Analyst at Robinson Capital Management, Inc., from February 1995 to present; Vice President of the Fund from February 1997 to present; Senior Portfolio Manager of the Fund from September 1998 to present; Manager (Consulting Service) of Craig-Hallum, Inc., and its successor, Principal Financial Services, Inc., from September 1990 to February 1995.

     CRAIG H. ROBINSON, President of Robinson Capital Management, Inc. since 1998; Vice President of Robinson Capital February 1997 to September 1998; various sales and marketing positions at Robinson Capital Management, Inc. August 1995 to February 1997; President of the Fund and Associate Portfolio Manager September 1998 to present; Account Executive with Paine Webber Incorporated from August 1994 to August 1995.

     RENEE A. RASMUSSON, Assistant Treasurer of Robinson Capital Management, Inc., December 1994 to present; employee of Hamilton Investments, Inc. from July 1993 to July 1994; Vice President of Craig-Hallum, Inc. prior to July 1993.

     LORY M. HASSLER, Assistant Secretary of Robinson Capital Management, Inc., December 1994 to present; registered representative of Hamilton Investments, Inc. from July 1993 to December 1994; registered representative and Vice President of Craig-Hallum, Inc. prior to July 1993.

     SUSAN A. PETERSON, Director of Robinson Capital Management, Inc. since 1997; founder and Chief Financial Officer of Decision Support Software, Inc. since 1983.

ITEM 27.  PRINCIPAL UNDERWRITERS

     (a)  None; the Registrant acts as its own underwriter.

     (b)  None; the Registrant acts as its own underwriter.

     (c)  None; the Registrant acts as its own underwriter.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Robinson Capital Management, Inc. at its offices at 5100 Eden Avenue, Suite 204, Edina, Minnesota 55436 except those books, records and other documents maintained by the custodian, transfer agent and registrar, Investors Fiduciary Trust Company, which are located at its offices at 330 W. 9th Street, P. O. Box 419249, Kansas City, Missouri 64105.

ITEM 29.  MANAGEMENT SERVICES

     Not Applicable.

ITEM 30.  UNDERTAKINGS

     The Registrant hereby undertakes to furnish to each person to whom the Prospectus included in this Registration Statement is delivered with a copy of the Registrant's latest Annual Report to Shareholders, upon request and without charge.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Fund (certifies that it meets all of the requirements for effectiveness of this amendment to the Registration Statement under rule 485(b) and the Securities Act and) has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Edina, State of Minnesota, on the 28th day of March, 1999.

                                        GENERAL SECURITIES, INCORPORATED


                                        By /s/ Craig H. Robinson
                                           ------------------------------------
                                           Craig H. Robinson, President


     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below on the 28th day of March, 1999, by the following persons in the capacities indicated.

       Signature                                   Title
       ---------                                   -----

 /s/ Craig H. Robinson             President (principal executive, financial and
------------------------------     accounting officer) and Director,
     Craig H. Robinson             March 28, 1999


 /s/ M. Michelle Coady, Ph.D.      Director, March 28, 1999
------------------------------
     M. Michelle Coady


 /s/ Gary D. Floss                 Director, March 28, 1999
------------------------------
     Gary D. Floss


 /s/ David W. Preus                Director, March 28, 1999
------------------------------
     David W. Preus

 /s/ Oscar Victor                  Director, March 28, 1999
------------------------------
     Oscar Victor


 /s/ Charles J. Walton             Director, March 28, 1999
------------------------------
     Charles J. Walton


 /s/ Arnold M. Weimerskirch        Director, March 28, 1999
------------------------------
     Arnold M. Weimerskirch